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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       December 31, 2002                                 0-16132
 ---------------------------------              --------------------------
    Date of Report (Date of                       Commission File Number
    earliest event reported)



                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                                      22-2711928
 ---------------------------------       ---------------------------------------
  (State or other jurisdiction of        (I.R.S. Employer Identification Number)
  incorporation or organization)


                               7 Powder Horn Drive
                            Warren, New Jersey 07059
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               (Address of Principal Executive Offices) (Zip Code)




                                 (732) 271-1001
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              (Registrant's telephone number, including area code)



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Item 2.      Acquisition or Disposition of Assets.

On December 31, 2002 (the "Effective Time"), Celgene Corporation, a Delaware corporation (the "Registrant"), consummated the acquisition of Anthrogenesis Corp., a New Jersey corporation ("Anthrogenesis"). Anthrogenesis is an early-stage biotherapeutics company delivering stem cell therapies produced from renewable human placental sources/materials. The merger was consummated pursuant to the Purchase Option Agreement and Plan of Merger, dated April 26, 2002, as amended (the "Plan of Merger"), by and among the Registrant, Celgene Acquisition Corp., a New Jersey corporation and a wholly-owned subsidiary of the Registrant (the "Merger Sub"), and Anthrogenesis. Pursuant to the Plan of Merger, the Merger Sub merged with and into Anthrogenesis, and Anthrogenesis continued as the surviving corporation. At the Effective Time, Anthrogenesis became a wholly-owned subsidiary of the Registrant.

Under the Plan of Merger, each share of Anthrogenesis common stock that was outstanding immediately prior to the Effective Time of the merger was converted into the right to receive 0.4545 of a share of the Registrant's common stock, par value $.01 per share ("Common Stock"). The Registrant issued approximately
1.45 million shares of Common Stock to former Anthrogenesis shareholders in the merger. In addition, approximately 1.3 million shares of the Registrant's Common Stock were reserved for issuance upon exercise of outstanding Anthrogenesis stock options and warrants that were assumed by the Registrant pursuant to the Plan of Merger. These options and warrants were converted into options and warrants to acquire shares of the Registrant's Common Stock on the basis of the
0.4545 exchange ratio in the merger.

Prior to the completion of the merger, the shares of the Registrant's Common Stock that were issued and reserved for issuance in connection with the merger were registered under the Securities Act of 1933 pursuant to a registration statement on Form S-4 (File No. 333-101196) (the "Registration Statement"). The Registration Statement was declared effective on November 26, 2002. The merger is described in greater detail in the Registration Statement.

The Registrant's acquisition of Anthrogenesis was structured as a tax-free reorganization under Section 368(a) of the Internal Revenue Code and was accounted for using the purchase method of accounting for business combinations.

The foregoing description of the Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Merger, including the amendment dated September 6, 2002 which, among other things, sets forth the exchange ratio, which are incorporated herein by reference as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K.

Item 7.      Financial Statements, Pro Form Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.
         -----------------------------------------

The financial statements of Anthrogenesis required by this item are incorporated herein by reference to the "Index to Anthrogenesis Financial Statements" in the Registration Statement.


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(b)      Pro Forma Financial Information.
         -------------------------------

The pro forma financial statements required by this item are incorporated herein by reference to the "Unaudited Pro Forma Condensed Combined Financial Statements" in the Registration Statement.

(c)   Exhibits

      Exhibit Number                       Description
      --------------                       -----------

            2.1 Purchase Option Agreement and Plan of Merger by and among Celgene Corporation, Celgene Acquisition Corp. and Anthrogenesis Corp. (incorporated by reference to Appendix A of the Form S-4 declared effective on November 26, 2002 (Registration Statement
                         No. 333-101196)).

            2.2 Amendment to the Purchase Option Agreement and Plan of Merger, dated September 6, 2002, among Celgene Corporation, Celgene Acquisition Corp. and Anthrogenesis Corp. (incorporated by reference to Appendix B of the Form S-4 declared effective on November 26, 2002 (Registration Statement
                         No. 333-101196)).

            23.1         Consent of Grant Thornton LLP.

            99.1         Press Release of Celgene Corporation dated January 2,
                         2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CELGENE CORPORATION

Dated January 3, 2003



                                      By: /s/Robert J. Hugin
                                          --------------------------------------
                                          Name:   Robert J. Hugin
                                          Title:  Senior Vice President and
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX


     Exhibit                                   Description
     -------                                   -----------

     2.1 Purchase Option Agreement and Plan of Merger by and among Celgene Corporation, Celgene Acquisition Corp. and Anthrogenesis Corp. (incorporated by reference to Appendix A of the Form S-4 declared effective on November 26, 2002 (Registration Statement
                         No. 333-101196).

     2.2 Amendment to the Purchase Option Agreement and Plan of Merger, dated September 6, 2002, among Celgene Corporation, Celgene Acquisition Corp. and Anthrogenesis Corp. (incorporated by reference to Appendix B of the Form S-4 declared effective on November 26, 2002 (Registration Statement
                         No. 333-101196)).

     23.1                Consent of Grant Thornton LLP.

     99.1                Press Release of Celgene Corporation dated January 2,
                         2003.



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                                                                   Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated May 28, 2002, except for the fourth paragraph of Note K as to which the date is November 25, 2002, accompanying the consolidated financial statements of Anthrogenesis Corp. as of December 31, 2001 and 2000 and for the years then ended. We consent to the incorporation by reference of the aforementioned report in this Form 8-K to the Registration Statement of Celgene Corporation on Form S-4 declared effective on November 26, 2002 (Registration Statement No. 333-101196).




                                                /s/ Grant Thornton LLP



                                                GRANT THORNTON LLP

January 3, 2003
Edison, NJ





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                                                                   Exhibit 99.1




                                Contact:          Robert J. Hugin
                                                  Senior VP and CFO
                                                  Celgene Corporation
                                                  (732) 271-4102


                   CELGENE COMPLETES ANTHROGENESIS ACQUISITION

        Celgene Leverages Commercial and Scientific Franchises to Develop
                 Transforming Placental Stem Cell Therapeutics


WARREN, NJ - (January 2, 2003) - Celgene Corporation (NASDAQ: CELG) announced today the completion of its merger with Anthrogenesis Corporation, a privately held biotherapeutics company pioneering the recovery of stem cells from human placental tissue. Anthrogenesis has developed proprietary methods for collecting, processing and storing placental stem cells and has organized three main business units: stem cell transplantation, private stem cell banking and the development of biomaterials for organ and tissue repair. Anthrogenesis will operate as a wholly owned subsidiary of Celgene.

Anthrogenesis' proprietary technology procures large quantities of high-potential stem cells from human placental tissue. These stem cells can be used in bone marrow transplants to treat cancer, particularly hematological cancers such as multiple myeloma and leukemia, in conjunction with chemotherapy and radiation therapy. From a single placental source, Anthrogenesis can produce multiple stem cell transplant units that exceed current adult dosing standards for use in bone marrow transplants. From the same placental source, Anthrogenesis recovers large quantities of very early-stage stem cells that appear to have many of the characteristics attributed to embryonic stem cells. Unlike the embryo, the placenta is a non-controversial source of stem cells. Through its commercial franchise, Celgene will provide stem cell transplant units to oncologists treating hematological cancers.

"Placental stem cells have the potential to transform the way physicians treat serious diseases and the way novel therapies are developed," said John W. Jackson, Chairman and Chief Executive Officer of Celgene Corporation. "This strategic acquisition combines the proprietary technology of Anthrogenesis with our commercial and development expertise to realize the substantial commercial and therapeutic potential of placental stem cells."

Summary of Financial Terms
Under the terms of the agreement first announced in November, Celgene will acquire all Anthrogenesis outstanding shares in a tax-free, stock-for-stock merger that will be accounted for by the purchase method of accounting. Based on an exchange ratio of .4545, Celgene will issue 1.45 million common shares. Celgene will also issue 1.3 million options and warrants at the same exchange ratio. The acquisition was completed on December 31, 2002 and will be accounted for in the fourth quarter of 2002. Celgene expects the merger with Anthrogenesis to be $0.05 to $0.10 dilutive to earnings in 2003, $0.05 to $0.10 accretive in 2004, and to have a positive impact on earnings thereafter.



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About Celgene
Celgene Corporation, headquartered in Warren, New Jersey, is an independent biopharmaceutical company engaged primarily in the discovery, development and commercialization of novel therapies for the treatment of cancer and inflammatory diseases through gene and protein regulation. For more information, please visit the Company's website at www.celgene.com.

About Anthrogenesis
Anthrogenesis, based in Cedar Knolls, New Jersey, is a biotherapeutics company that has developed proprietary methods for collecting, processing and storing stem cells and other valuable biomaterials derived from human placental tissue. Anthrogenesis is focused on developing and delivering therapies using stem cells sourced from human placental tissue to treat cancers and immunological, metabolic and inflammatory diseases. Anthrogenesis has demonstrated that the human placenta is an abundant source of biotherapies, including early stage stem cells and other biomaterials for organ and tissue repair. Anthrogenesis also operates Lifebank, a state-licensed blood bank that banks stem cell transplant units derived from placental tissue and in some cases, blood from the umbilical cord that is collected immediately after birth. For more information, please visit the Company's website at www.anthrogenesis.com.


This release contains certain forward-looking statements which involve known and unknown risks, delays, uncertainties and other factors not under the Company's control, which may cause actual results, performance or achievements of the Company to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include results of current or pending research and development activities, actions by the FDA and other regulatory authorities, and those factors detailed in the Company's filings with the Securities and Exchange Commission such as 10K, 10Q and 8K reports.

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